UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 6, 2012

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (940) 898-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On February 6, 2012, Sally Beauty Holdings, Inc. (the “Company”), investment funds associated with Clayton, Dubilier & Rice, LLC (collectively, the “Selling Stockholders”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell 20,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”).  Following the sale by the Selling Stockholders of the Common Stock, the Selling Stockholders will continue to own 45,662,971 shares or approximately 24.51% of the outstanding Common Stock.

The sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-170675) (the “Registration Statement”), including a prospectus supplement dated February 7, 2012 (the “Prospectus Supplement”) to the prospectus contained therein dated November 18, 2010 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.  In particular, under the Company’s credit agreement, dated November 16, 2006, with respect to a term loan facility, Merrill Lynch Capital Corporation serves as the Administrative Agent and Collateral Agent and Bank of America, N.A. serves as a lender. Under the Company’s credit agreement, dated November 12, 2010, with respect to a revolving credit facility, Bank of America, N.A. serves as the Administrative Agent, Collateral Agent and Canadian Agent and also serves as a letter of credit issuer and lender.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01.        Other Events

In connection with the offering by the Selling Stockholders of the Common Stock, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement, the Base Prospectus and/or the Prospectus Supplement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and  (ii) the opinion of counsel with respect to the validity of the Common Stock being sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits.  The following Exhibits are filed herewith as part of this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 6, 2012, by and among the Company, CDRS Acquisition LLC, CD&R Parallel Fund VII, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Legal Opinion of the Company’s Deputy General Counsel.

23.1	Consent of the Company’s Deputy General Counsel (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

February 10, 2012	By:	/s/ Matt Haltom
	Name:	Matt Haltom
	Title:	Vice President, Assistant Secretary and Deputy General Counsel

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 6, 2012, by and among the Company, CDRS Acquisition LLC, CD&R Parallel Fund VII, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Legal Opinion of the Company’s Deputy General Counsel.

23.1	Consent of the Company’s Deputy General Counsel (included as part of Exhibit 5.1).